Exhibit 99.1
Apartment Investment and Management Company
Financial and Share Information Adjusted for Special Dividends — December 2008
In December 2007, July 2008, and October 2008, Apartment Investment and Management Company (“Aimco”) declared special dividends, which were paid in a combination of cash and stock. Accounting principles generally accepted in the United States (GAAP) require that all reported per share data, for current and prior periods, be adjusted to reflect the issuance of the shares in connection with these special dividends as if such shares had been issued at the beginning of the earliest period presented.
The purpose of this document is to provide additional information to users of Aimco’s financial information to facilitate an understanding of the effect of shares issued in connection with the special dividends on previously reported Earnings per share, Funds from Operations per share and Adjusted Funds from Operations per share. The analyses that follow this summary represent the detailed computations of the adjustments to these metrics resulting from the retroactive adjustments to reported weighted average shares and share equivalents as required by GAAP on a quarterly and annual basis for the years 2005, 2006, 2007 and the first three quarters of 2008.
Aimco is not providing updated guidance; however, users of Aimco’s financial information should be aware that guidance provided during Aimco’s third quarter earnings conference call did not contemplate the number of shares to be issued in connection with the special dividend declared in October 2008, as the number of shares to be issued was not determinable at that time.
The number of shares issued and the percentage increase in shares outstanding on the record dates as a result of the special dividends were as follows:

Dividend payment date	January 30, 2008	August 29, 2008	December 1, 2008
Shares issued	4,594,074	5,731,310	12,572,267
Percentage increase in shares outstanding on record date	4.95%	6.70%	14.18%

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	3Q 2008	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005
Earnings — EPS
Originally reported	$1.81	$2.76	$(0.43)	$(0.28)	$(0.22)	$0.03	$0.09	$0.69	$(0.48)	$0.17	$0.63	$(0.07)	$0.05	$0.06	$(0.22)
Effect of December 2007 special dividend	—	—	—	0.01	0.01	(0.00)	(0.00)	(0.03)	0.01	(0.01)	(0.03)	0.00	(0.00)	(0.00)	0.01
Effect of July 2008 special dividend	—	(0.17)	0.03	0.02	0.01	(0.00)	(0.01)	(0.04)	0.04	(0.01)	(0.04)	0.01	(0.01)	(0.00)	0.01
Effect of October 2008 special dividend	(0.22)	(0.32)	0.05	0.03	0.02	(0.01)	(0.01)	(0.08)	0.05	(0.02)	(0.07)	0.00	(0.00)	(0.01)	0.03

Adjusted EPS	$1.59	$2.27	$(0.35)	$(0.22)	$(0.18)	$0.02	$0.07	$0.54	$(0.38)	$0.13	$0.49	$(0.06)	$0.04	$0.05	$(0.17)

Funds from operations — FFO
Originally reported	$0.82	$0.83	$0.72	$0.87	$0.83	$0.88	$0.74	$0.88	$0.74	$0.73	$0.68	$0.60	$0.58	$0.67	$0.63
Effect of December 2007 special dividend	—	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
Effect of July 2008 special dividend	—	(0.05)	(0.04)	(0.05)	(0.05)	(0.05)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)	(0.03)
Effect of October 2008 special dividend	(0.10)	(0.10)	(0.09)	(0.10)	(0.09)	(0.10)	(0.08)	(0.10)	(0.09)	(0.09)	(0.07)	(0.07)	(0.06)	(0.07)	(0.07)

Adjusted FFO	$0.72	$0.68	$0.59	$0.68	$0.65	$0.69	$0.58	$0.69	$0.58	$0.57	$0.54	$0.47	$0.46	$0.52	$0.50

FFO before impairment and preferred redemption charges
Originally reported	$0.84	$0.90	$0.72	$0.92	$0.86	$0.88	$0.75	$0.88	$0.78	$0.73	$0.70	$0.60	$0.65	$0.67	$0.67
Effect of December 2007 special dividend	—	—	—	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Effect of July 2008 special dividend	—	(0.06)	(0.04)	(0.06)	(0.05)	(0.05)	(0.04)	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)	(0.04)	(0.04)	(0.04)
Effect of October 2008 special dividend	(0.10)	(0.10)	(0.09)	(0.10)	(0.10)	(0.10)	(0.08)	(0.10)	(0.09)	(0.08)	(0.08)	(0.07)	(0.07)	(0.08)	(0.08)

Adjusted FFO before impairment and preferred redemption charges	$0.74	$0.74	$0.59	$0.72	$0.67	$0.69	$0.59	$0.69	$0.61	$0.57	$0.55	$0.47	$0.51	$0.52	$0.52

Adjusted funds from operations — AFFO
Originally reported	$0.57	$0.66	$0.51	$0.65	$0.58	$0.64	$0.58	$0.73	$0.58	$0.53	$0.55	$0.41	$0.40	$0.42	$0.51
Effect of December 2007 special dividend	—	—	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Effect of July 2008 special dividend	—	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)	(0.02)	(0.03)	(0.02)	(0.03)
Effect of October 2008 special dividend	(0.07)	(0.08)	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)	(0.08)	(0.07)	(0.06)	(0.06)	(0.05)	(0.04)	(0.05)	(0.06)

Adjusted AFFO	$0.50	$0.54	$0.42	$0.51	$0.46	$0.50	$0.46	$0.57	$0.45	$0.42	$0.43	$0.32	$0.31	$0.33	$0.40

Apartment Investment and Management Company
Financial Results
(per share) (unaudited)

	2007	2006	2005
Earnings — EPS
Originally reported	$(0.38)	$1.00	$(0.18)
Effect of December 2007 special dividend	0.02	(0.05)	0.01
Effect of July 2008 special dividend	0.02	(0.06)	0.01
Effect of October 2008 special dividend	0.04	(0.11)	0.02

Adjusted EPS	$(0.30)	$0.78	$(0.14)

Funds from operations — FFO
Originally reported	$3.32	$3.04	$2.48
Effect of December 2007 special dividend	(0.15)	(0.14)	(0.11)
Effect of July 2008 special dividend	(0.20)	(0.18)	(0.15)
Effect of October 2008 special dividend	(0.36)	(0.33)	(0.27)

Adjusted FFO	$2.61	$2.39	$1.95

FFO before impairment and preferred redemption charges
Originally reported	$3.41	$3.09	$2.59
Effect of December 2007 special dividend	(0.16)	(0.14)	(0.12)
Effect of July 2008 special dividend	(0.20)	(0.18)	(0.15)
Effect of October 2008 special dividend	(0.38)	(0.34)	(0.29)

Adjusted FFO before impairment and preferred redemption charges	$2.67	$2.43	$2.03

Adjusted funds from operations — AFFO
Originally reported	$2.45	$2.39	$1.74
Effect of December 2007 special dividend	(0.11)	(0.11)	(0.08)
Effect of July 2008 special dividend	(0.15)	(0.14)	(0.11)
Effect of October 2008 special dividend	(0.27)	(0.26)	(0.19)

Adjusted AFFO	$1.92	$1.88	$1.36

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	3Q 2008	2Q 2008	1Q 2008	4Q 2007	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005
Earnings — EPS weighted average common shares outstanding, diluted
Originally reported	90,266	87,790	90,973	93,463	95,017	95,973	95,971	95,715	96,061	96,071	95,183	94,282	94,041	93,807	93,448
Effect of December 2007 special dividend	—	—	—	4,523	4,522	4,521	4,523	4,530	4,525	4,519	4,516	4,504	4,502	4,501	4,497
Effect of July 2008 special dividend	—	5,882	6,095	6,565	6,669	6,733	6,733	6,716	6,739	6,740	6,680	6,619	6,602	6,587	6,563
Effect of October 2008 special dividend	12,783	13,287	13,769	14,830	15,065	15,210	15,210	15,172	15,223	15,224	15,089	14,951	14,914	14,879	14,825

Adjusted EPS weighted average common shares outstanding, diluted	103,049	106,959	110,837	119,381	121,273	122,437	122,437	122,133	122,548	122,554	121,468	120,356	120,059	119,774	119,333

Funds from operations — FFO weighted average common shares outstanding, diluted
Originally reported	92,772	90,618	93,168	96,437	96,287	99,200	99,981	99,906	99,984	97,566	96,635	94,840	95,013	94,446	93,856
Effect of December 2007 special dividend	—	—	—	4,672	4,587	4,646	4,690	4,704	4,655	4,598	4,592	4,533	4,553	4,533	4,518
Effect of July 2008 special dividend	—	6,070	6,241	6,772	6,755	6,949	7,001	6,997	7,002	6,839	6,778	6,657	6,668	6,630	6,590
Effect of October 2008 special dividend	13,138	13,692	14,088	15,266	15,200	15,565	15,626	15,621	15,673	15,365	15,232	15,015	15,008	14,949	14,874

Adjusted FFO weighted average common shares outstanding, diluted	105,910	110,380	113,497	123,147	122,829	126,360	127,298	127,228	127,314	124,368	123,237	121,045	121,242	120,558	119,838

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Originally reported	92,792	90,637	93,168	96,437	96,287	99,200	99,981	99,906	100,038	97,566	96,635	94,840	95,117	94,446	93,856
Effect of December 2007 special dividend	—	—	—	4,672	4,587	4,646	4,690	4,704	4,658	4,598	4,592	4,533	4,558	4,533	4,518
Effect of July 2008 special dividend	—	6,072	6,241	6,772	6,755	6,949	7,001	6,997	7,006	6,839	6,778	6,657	6,675	6,630	6,590
Effect of October 2008 special dividend	13,141	13,695	14,088	15,266	15,200	15,565	15,626	15,621	15,682	15,365	15,232	15,015	15,024	14,949	14,874

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	105,933	110,404	113,497	123,147	122,829	126,360	127,298	127,228	127,384	124,368	123,237	121,045	121,374	120,558	119,838

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Originally reported	90,376	88,389	91,267	94,371	96,201	99,128	99,981	99,834	99,957	97,475	96,539	94,729	95,013	94,336	93,782
Effect of December 2007 special dividend	—	—	—	4,570	4,583	4,642	4,690	4,700	4,654	4,593	4,587	4,528	4,553	4,528	4,514
Effect of July 2008 special dividend	—	5,921	6,114	6,627	6,749	6,944	7,001	6,992	7,000	6,833	6,771	6,649	6,668	6,622	6,585
Effect of October 2008 special dividend	12,799	13,355	13,800	14,938	15,186	15,554	15,626	15,610	15,669	15,351	15,217	14,997	15,008	14,932	14,862

Adjusted AFFO weighted average common shares outstanding, diluted	103,175	107,665	111,181	120,506	122,719	126,268	127,298	127,136	127,280	124,252	123,114	120,903	121,242	120,418	119,743

Apartment Investment and Management Company
Calculation of Weighted Average Common Shares Outstanding
(in thousands) (unaudited)

	2007	2006	2005
Earnings — EPS weighted average common shares outstanding, diluted
Originally reported	95,106	95,758	93,894
Effect of December 2007 special dividend	4,523	4,522	4,503
Effect of July 2008 special dividend	6,675	6,719	6,593
Effect of October 2008 special dividend	15,079	15,177	14,892

Adjusted EPS weighted average common shares outstanding, diluted	121,383	122,176	119,882

Funds from operations — FFO weighted average common shares outstanding, diluted
Originally reported	97,983	98,522	94,539
Effect of December 2007 special dividend	4,643	4,714	4,535
Effect of July 2008 special dividend	6,869	6,904	6,636
Effect of October 2008 special dividend	15,414	15,473	14,962

Adjusted FFO weighted average common shares outstanding, diluted	124,909	125,613	120,672

FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted
Originally reported	97,983	98,536	94,565
Effect of December 2007 special dividend	4,643	4,714	4,536
Effect of July 2008 special dividend	6,869	6,905	6,638
Effect of October 2008 special dividend	15,414	15,475	14,966

Adjusted FFO before impairment and preferred redemption charges weighted average common shares outstanding, diluted	124,909	125,630	120,705

Adjusted funds from operations — AFFO weighted average common shares outstanding, diluted
Originally reported	97,421	98,451	94,465
Effect of December 2007 special dividend	4,621	4,710	4,531
Effect of July 2008 special dividend	6,830	6,899	6,631
Effect of October 2008 special dividend	15,326	15,462	14,950

Adjusted AFFO weighted average common shares outstanding, diluted	124,198	125,522	120,577